Exhibit 99.5

[Salon logo]


Investor Contact:
Conrad Lowry
Chief Financial Officer
(415) 645-9317
investor@salon.com


                              FOR IMMEDIATE RELEASE
                              ---------------------

              SALON REPORTS FIRST QUARTER FISCAL YEAR 2006 RESULTS

          RECORDS QUARTERLY NET LOSS OF $0.1 MILLION, COMPARED TO $1.2
                        MILLION LOSS IN PRIOR YEAR PERIOD


SAN FRANCISCO, Calif. --- August 10, 2005 --- Salon Media Group, Inc. (SALN.OB), an Internet media company, announced today a net loss attributable to common stockholders of $0.1 million for its first quarter ended June 30, 2005, compared to a net loss attributable to common stockholders of $1.2 million for its first quarter the year before.

Total revenues for the quarter ended June 30, 2005 were $1.6 million, a decrease of 6% from $1.7 million a year ago, with advertising revenues decreasing to $0.9 million from $1.0 million a year ago. The decline in advertising revenues is attributed to the departure of the VP of Advertising Sales for an extended medical leave, and the corresponding short-term reduction in staff to sell advertising on the Salon website.

On a non-GAAP pro forma basis, excluding non-cash and non-recurring charges, Salon recorded a near-breakeven three thousand dollar loss attributable to common stockholders for the quarter compared to a profit of $0.2 million in the prior year period.

"Overall, we were disappointed in our first quarter fiscal year 2006 results," stated Elizabeth Hambrecht, Salon's CEO and President. "Although we managed a breakeven quarter, we failed to capitalize on the robust Internet advertising market, primarily due to the temporary departure of a key salesperson. We have recently added two salespeople to the team to fill a short-term gap and build the team long-term," she continued.

A reconciliation of net profit calculated in accordance with generally accepted accounting principles in the United States of America (GAAP) and pro forma net income (loss) is provided immediately following the consolidated statements of operations below. These pro forma measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. Salon believes that the presentation of pro forma results provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. Readers of Salon's consolidated financial statements are advised to review and carefully consider the financial information prepared in accordance with GAAP contained in this press release and Salon's periodic filings with the Securities and Exchange Commission.

Future Periods Guidance:
Salon does not believe that the quarter ending June 30, 2005 GAAP and non-GAAP financial results should be considered predictive of future quarter or year results.

Salon forecasts that it will report a net loss for its quarter ending September 30, 2005 and cannot accurately predict its results for future quarters. Due to seasonality, Salon estimates that total revenues for its quarter ending September 30, 2005 will be $1.4 - $1.6 million, with advertising sales comprising $0.7 - $0.9 million of the total. Currently, Salon has $0.7 million of firm commitments to serve advertisements during the quarter ending September 30, 2005. Salon cannot predict total revenues after September 30, 2005 owing to the relatively short time frame in which advertising orders are secured and when they run on our Website and the lack of significant long-term advertising orders.

Salon anticipates that overall Salon Premium revenues will be approximately $0.5 million for the quarter ending September 30, 2005, approximately the same as the June quarter despite a decline in membership. Salon has experienced a drop in overall membership, which has declined from approximately 84,500 at March 31, 2005 to approximately 80,600 at June 30, 2005, primarily a result of greater emphasis being placed on serving advertising units, rather than marketing the Premium membership service.

About Salon Media Group, Inc.:

Founded in 1995, Salon is an Internet publishing company. Salon's award-winning journalism combines original investigative stories and provocative personal essays along with quick-take commentary and staff-written Weblogs about politics, technology, culture and entertainment. Committed to interactivity, the Website also hosts two online communities, Table Talk and The Well, a user blogging program and recently added two popular features, the daily music download column Audiofile, and the Daou Report, an opinionated guide to the blogosphere.

"Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995: This press release contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about future financial and operating results of Salon. Factors that could cause actual results to differ materially from those described herein include: the economic environment of the media industry; the difficulty in securing on-line advertising; growth in subscription revenue programs; uncertain revenue sources and the general economic environment. More detailed information about these factors is set forth in the reports filed by Salon with the Securities and Exchange Commission. Salon is under no obligation to and expressly disclaims any such obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. We do not believe that our reported results should be considered predictive of future period or full year results.

Note: Salon is a registered trademark of Salon Media Group, Inc. All other company and product names mentioned are trademarks of their respective owners.

                             SALON MEDIA GROUP, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (Unaudited)

                                                                                  Three Months Ended
                                                                                        June 30,
                                                                              --------------------------
                                                                                  2005           2004
                                                                              -----------    -----------
Net revenues                                                                  $     1,630    $     1,733
                                                                              -----------    -----------

Operating expenses:
     Production and content                                                         1,053          1,200
     Sales and marketing                                                              317            468
     Research and development                                                         184            135
     General and administrative                                                       211            228
                                                                              -----------    -----------
         Total operating expenses                                                   1,765          2,031
                                                                              -----------    -----------

Loss from operations                                                                 (135)          (298)

Other income (expense), net                                                            19           (273)
                                                                              -----------    -----------
Net loss                                                                             (116)          (571)

Preferred deemed dividend                                                               -           (593)
                                                                              -----------    -----------
Net loss attributable to common stockholders                                  $      (116)   $    (1,164)
                                                                              ===========    ===========


Basic and diluted net loss per share attributable to common stockholders      $     (0.01)   $     (0.08)

Weighted average shares used in computing basic
     and diluted net loss per share                                                15,132         14,155

The accompanying notes are an integral part of these condensed consolidated unaudited financial statements

                             SALON MEDIA GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                (in thousands, except per share data, unaudited)

                                                                           Three Months Ended
                                                                             June 30, 2005
                                                             -----------------------------------------------
                                                             As Reported (1)   Adjustments       Pro Forma
                                                             -------------    -------------    -------------
Net revenues                                                 $       1,630    $           -    $       1,630
                                                             -------------    -------------    -------------
Operating expenses:
    Production and content                                           1,053              (60)             993
    Sales and marketing                                                317              (47)             270
    Research and development                                           184               (3)             181
    General and administrative                                         211               (3)             208
                                                             -------------    -------------    -------------
            Total operating expenses                                 1,765             (113)           1,652
                                                             -------------    -------------    -------------

Loss from operations                                                  (135)             113              (22)

Other income (expense), net                                             19                -               19
                                                             -------------    -------------    -------------
Net loss                                                              (116)             113               (3)

Preferred deemed dividend                                                -                -                -
                                                             -------------    -------------    -------------
Net loss attributable to
    common stockholders                                      $        (116)   $         113    $          (3)
                                                             =============    =============    =============

Basic and dilutive net loss per share attributable to
    common stockholders                                      $       (0.01)                    $       (0.00)

Weighted average shares used in computing
    basic and dilutive net loss per share attributable
    to common stockholders                                          15,132                            15,132

(1) In accordance with accounting principles generally accepted in the United States

                             SALON MEDIA GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                (in thousands, except per share data, unaudited)

                                                                       Three Months Ended
                                                                          June 30, 2004
                                                          -----------------------------------------------
                                                          As Reported (1)   Adjustments       Pro Forma
                                                          -------------    -------------    -------------
Net revenues                                              $       1,733    $           -    $       1,733
                                                          -------------    -------------    -------------
Operating expenses:
    Production and content                                        1,200             (141)           1,059
    Sales and marketing                                             468             (161)             307
    Research and development                                        135               (8)             127
    General and administrative                                      228              (41)             187
                                                          -------------    -------------    -------------
            Total operating expenses                              2,031             (351)           1,680
                                                          -------------    -------------    -------------


Profit (loss) from operations                                      (298)             351               53

Other income (expense), net                                        (273)             383              110
                                                          -------------    -------------    -------------
Net profit (loss)                                                  (571)             734              163

Preferred deemed dividend                                          (593)             593                -
                                                          -------------    -------------    -------------
Net profit (loss) attributable to
    common stockholders                                   $      (1,164)   $       1,327    $         163
                                                          =============    =============    =============

Basic net profit (loss) per share attributable to
    common stockholders                                   $       (0.08)                    $        0.01

Dilutive net profit (loss) per share attributable
    to common stockholders                                $       (0.08)                    $        0.00

Weighted average shares used in computing
    basic net profit (loss) per share attributable
    to common stockholders                                       14,155                            14,155

Weighted average shares used in computing
    dilutive net profit (loss) per share
    attributable to common stockholders                          14,155                           160,602

(1) In accordance with accounting principles generally accepted in the United States

                             SALON MEDIA GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (Unaudited)

                                                                          Three Months Ended
                                                                               June 30,
                                                                       ------------------------
                                                                          2005         2004
                                                                       ----------    ----------
Net loss attributable to common stockholders                           $     (116)   $   (1,164)

Less:
    Charges resulting from re-valuing warrants issued in
        conjunction with operations                                             -           490
    Utilization of prepaid advertising rights                                  44           150
    Depreciation and amortization charges                                      21            94
    Stock compensation charges                                                 48             -
    Preferred deemed dividend charge from re-valuation
        of warrants issued to preferred stockholders                            -           398
    Preferred deemed dividend charge from issuance of
        Preferred stock                                                         -           195
                                                                       ----------    ----------

Pro forma net profit (loss) attributable to common stockholders        $       (3)   $      163
                                                                       ==========    ==========

                             SALON MEDIA GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
               (in thousands, except share and per share amounts)

                                                                     June 30,      March 31,
                                                                       2005          2005
                                                                   (Unaudited)
                                                                   -----------    -----------
Assets
     Current assets:
          Cash and cash equivalents                                $       301    $       686
          Accounts receivable, net                                         866            623
          Prepaid expenses, and other current assets                       166            232
                                                                   -----------    -----------
                Total current assets                                     1,333          1,541
     Property and equipment, net                                           189            191
     Prepaid advertising rights                                          3,926          3,970
     Goodwill                                                              200            200
     Other assets                                                          170            167
                                                                   -----------    -----------
                Total assets                                       $     5,818    $     6,069
                                                                   ===========    ===========

Liabilities and stockholders' equity
     Current liabilities:
          Accounts payable and accrued liabilities                         633            788
          Deferred revenue                                                 947          1,047
                                                                   -----------    -----------
                Total current liabilities                                1,580          1,835
     Other long-term liabilities                                           134             82
                                                                   -----------    -----------
                Total liabilities                                        1,714          1,917
                                                                   -----------    -----------

Stockholders' equity:
     Common stock                                                           15             15
     Preferred stock                                                         -              -
     Additional paid-in-capital                                         95,531         95,430
     Unearned compensation                                                 (33)             -
     Accumulated deficit                                               (91,409)       (91,293)
                                                                   -----------    -----------
                Total stockholders' equity                               4,104          4,152
                                                                   -----------    -----------
                Total liabilities and stockholders' equity         $     5,818    $     6,069
                                                                   ===========    ===========